Supplement to the
Fidelity® Disciplined Equity Fund and Fidelity Focused
Stock Fund
December 30, 2006
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 23.

Stephen DuFour is vice president and manager of Fidelity Focused Stock Fund, which he has managed since March 2007. Since joining Fidelity Investments in 1992, Mr. DuFour has worked as an equity analyst and portfolio manager.

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